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              SECURITIES AND EXCHANGE COMMISSION         Execution Copy
                                WASHINGTON D.C.  20549


                                   ----------------
                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 11, 1996
                                                 -------------------------

                                   POWER DESIGNS INC.
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                  (Exact Name of Registrant as Specified in Charter)


         New York                     0-1921             11-1708714
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(State or other jurisdiction of   (Commission File No.) (I.R.S. Employer
incorporation or organization)                          Identification Number)


250 Executive Drive, Edgewood, New York                               11717
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(Address of principal executive offices)                        (Zip Code)



                                   (516) 586-0200
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                   (Issuer's Telephone Number, Including Area Code)


                                      N/A
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            (Former Name or Former Address, if Changed Since Last Report)










                                                        Exhibit Index at Page 3

                                                               October 28, 1996
                                                                   Page l

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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS.

(a) and (b)   On October 11, 1996 the registrant's wholly-owned subsidiary,
PDIXF Acquisition Corp. ("PAC"), entered into an Asset Purchase Agreement with Technipower, Inc. ("TPI"), Constant Power, Inc. ("CPI") and Penril Datacomm Networks, Inc. ("Penril"), parent of both TPI and CPI. The registrant acquired all of the TPI and CPI assets employed in the manufacture of three product lines (the "Business"): "Variac" autotransformers, "Mil Spec" power supplies and AC power protection devices.

         The registrant intends to continue the present use of all of the assets acquired.

CONSIDERATION

         Total consideration, which was determined through arms-length negotiations, consisted of $1,586,085 in cash, a $2,750,000 Term Note issued to Penril by PAC, a royalty equal to 2% of the Business's gross sales during the period from July 1, 1997 through June 30, 2001, and various assumed liabilities related to the acquired lines of business, valued at approximately $632,600. The Term Note bears annual interest of 2% above prime rate, and a maturity date of December 31, 1996.

SOURCE OF FUNDS

         Funds for the transaction under the Asset Purchase Agreement were raised through borrowings and nonpublic sales of the registrant's securities to the Inverness Corporation; Equitas, L.P.; and six individuals.

MATERIAL RELATIONSHIPS

         There are no material relationships between any of the persons from whom the assets were acquired and the registrant, PAC, any of their affiliates, directors, or officers, or any associates of any such director or officer.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) It is impracticable to provide the required financial statements for the acquired businesses at this time. Such statements will be filed no later than December 10, 1996.

                                                               October 28, 1996
                                                                   Page 2

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(c)      Exhibits



                                                                Page in
                                                                consecutively
Exhibit                                               Page      numbered copy
-------                                               ----      -------------

(10)     MATERIAL CONTRACTS

  (i)    Asset Purchase Agreement                     A-1
  (ii)   $2,750,000 Term Note                         B-1



                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    OCTOBER 25, 1996    By:  /s/ H. Rudolf Zeidler
         ----------------         -----------------------------------
                                  H. Rudolf Zeidler
                                  President

                                                                October 28, 1996
                                                                    Page 3